UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment Number One
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 16, 2018
(Earliest Event Date requiring this Report: May 15, 2018

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd., Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.  On May 15, 2018, Capstone Companies, Inc., a Florida corporation, (the "Company"), held a webcast and conference call to discuss Company's financial results for the fiscal quarter ended March 31, 2018. A copy of the May 15, 2018 transcript is attached as Exhibit 99.2 to this Amendment Number One to this Current Report on Form 8-K/A.  The investor conference call was previously reported on Current Report on a May 1, 2018 Form 8-K filed by the Company with the Commission on May 1, 2018.

Item 7.01.    Regulation FD Disclosure

As discussed above in Item 2.02, the Company has attached as Exhibit 99.2 hereto a copy of the transcript of the May 15, 2018 Investor Conference Call.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the transcript are not incorporated into this Amendment Number One to the Current Report on Form 8-K/A or any other filings by the Company with the Commission.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.2	Transcript for Capstone Companies, Inc. May 15, 2018 Investor Conference Call

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton
James G. McClinton, Chief Financial Officer
Dated: May 16, 2018